UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 22, 2022
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware		1-9273	75-1285071
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle		80634-9038
Greeley	CO	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (970) 506-8000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The Nasdaq Stock Market LLC
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On September 22, 2022, Pilgrim's Pride Corporation (the “Company”) announced that it received consents from the applicable holders of each of its (1) 4.250% Sustainability-Linked Senior Notes due 2031 (the “2031 Notes”), and (2) 3.500% Senior Notes due 2032 (the “2032 Notes”, collectively with the 2031 Notes, the “Notes”), each issued by the Company, representing a majority of the aggregate principal amount of each of the Notes. The consents received relate to certain proposed amendments as set forth in the previously furnished Consent Solicitation Statement dated September 15, 2022 to the indentures governing each series of Notes (the “Consent Solicitations”).
In connection with the receipt of the requisite consents, on September 22, 2022, the Company entered into (1) First Supplemental Indenture relating to the Company's 2031 Notes (the “2031 Notes Indenture”) and (2) the First Supplemental Indenture relating to the Company's 2032 Notes (the “2032 Notes Indenture,” and together with the 2031 Notes Indenture, the “Supplemental Indentures”). Copies of the Supplemental Indentures are attached hereto as Exhibits 4.1 and 4.2 and incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
The disclosure in Item 1.01 is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On September 22, 2022, the Company issued a press release announcing that it had received requisite consents in connection with the Consent Solicitations. A copy of the press release announcing the receipt of the requisite consents is attached hereto as Exhibit 99.1.
The information furnished in Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any of the Company's filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1
First Supplemental Indenture, dated as of September 22, 2022 among the Company, as issuer, Pilgrim’s Pride Corporation of West Virginia, Inc., Gold’n Plump Poultry, LLC, Gold’n Plump Farms, LLC and JFC LLC, as Guarantors, and Regions Bank, as Trustee.

4.2
First Supplemental Indenture, dated as of September 22, 2022 among the Company, as issuer, Pilgrim's Pride Corporation of West Virginia, Inc., Gold'n Plump Poultry, LLC, Gold'n Plump Farms, LLC and JFC LLC, as Guarantors, and Regions Bank, as Trustee.

99.1	Press Release issued by the Company, dated September 22, 2022.

104	Cover Page Interactive Data File formatted in iXBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	September 26, 2022	/s/ Matthew Galvanoni
Matthew Galvanoni
Senior Vice President and Chief Financial Officer